UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

CHINA RECYCLING ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2020, Shanghai TCH Energy Technology Co., Ltd., a People’s Republic of China corporation (“Buyer”), which is a wholly-owned subsidiary of China Resources Energy Corporation, a Nevada corporation (the “Company”), entered into an Equity Acquisition Agreement with Xi’an Yaiying Energy Saving Technology Co., Ltd., a People’s Republic of China corporation (“Xi’an”) and its three shareholders (the “Shareholders”) to purchase all of the issued and outstanding shares of stock of Xi’an. The purchase price for said shares shall consist of (i) 619,525 shares of common stock at an issuance price of $4.37 per share, (ii) 60,000,000 shares of Series A convertible  stock and (iii) a cash payment of RMB 1,617,867,026 (approximately $247 million at a conversion rate of 1:6.55). The shares shall be issued within 15 business days after approval by the Board of Directors and/or shareholders of the Company and Nasdaq approval and the cash shall be paid in three tranches – RMB 390 million (approximately $59.5 million) within 10 days after the agreement is executed, RMB 300 million (approximately $45.8 million) by March 31, 2021 and RMB 927,867,026 (approximately $141.7 million) within 10 days after the shares of Xi’an are registered to Buyer.

Xi’an is an enterprise with power battery and energy storage battery packs. Xi’an vertically integrates the industrial chain and develops and manufactures core components such as lithium battery modules, battery pack, battery management system and energy management systems.

The Series A preferred convertible stock shall be convertible on a 1:1 basis when the closing price of the common stock exceeds $8.00 for five consecutive trading days. The convertible stock shall have no voting rights prior to conversion to common stock, and priority upon liquidation or dissolution of the Company. If the Company declares a dividend on its common stock, the Series A convertible stock shall receive a 15% premium on such dividend.

The conversion right can only be exercised if after such conversion, the Shareholders beneficially own less than Mr. Guohua Ku, the Chairman and Chief Executive Officer of the Company who is the largest shareholder of the Company. If the pre-conversion of the Series A convertible stock would cause the Shareholders to hold more common shares than Mr. Ku, then Mr. Ku shall have the preemptive right to purchase 51% of the excess portion at the conversion price, after which the preferred stock can then be converted to common stock of the Company.

Upon execution of the Equity Acquisition Agreement, Buyer shall have the right to nominate the three directors of the Board of Directors and the three supervisors of the Board of Supervisors of Xi’an. Buyer shall also have the right to appoint the principal executive officers of Xi’an.

Until the closing of the acquisition, if Xi’an intends to carry out major asset disposals or distribute profits, the opinion of Buyer must first be obtained, and if Buyer does not agree, the Shareholders have the right to object as shareholders of Xi’an. If a profit distribution is made in cash, the transaction price shall be adjusted accordingly.

The parties agreed to cooperate to complete the relevant procedures for consummating the transaction, including without limitation, obtaining Board of Directors and/or shareholder approval from the Company, Nasdaq approval, the financial information of Xi’an and [any approval from Chinese authorities required for closing?]

Xi’an and the Shareholders guaranteed that within three years of the acquisition, the senior executives of Xi’an will not leave their jobs without the written consent of Buyer.

The foregoing description of the Equity Acquisition Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.45. All statements made herein concerning said agreement is qualified by reference to said Exhibit.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 28, 2020, the Company issued a press release announcing the acquisition. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Forward looking statements include, without limitation, statements relating to projected industry growth rates, the Company’s current growth rates and the Company’s present and future cash flow position. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)	The financial statements of Xi’an will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after December 22, 2020, the due date of this Report.

(d)	Exhibits

Exhibit No.	Description of Exhibit

Exhibit 10.43	Equity Acquisition Agreement dated December 22, 2020 among Shanghai TCH Energy Technology Co., Ltd., Zheng Feng, Yinhua Zhang, Weidong Xu and Xi’an Taiying Energy Saving Technology Co., Ltd.

Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA RECYCLING ENERGY CORPORATION

Date: December 28, 2020	By:	/s/ Yongjiang Shi
Yongjiang Shi Chief Financial Officer

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